Capital Stock and Earnings per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Capital Stock and Earnings per Share
19.	Capital Stock and Earnings per Share
We are authorized to issue 250.0 million shares of preferred stock, none of which were issued or outstanding as of December 31, 2021.
The numerator for both basic and diluted earnings per share is net earnings available to common stockholders. The denominator for basic earnings per share is the weighted average number of common shares outstanding during the period. The denominator for diluted earnings per share is weighted average shares outstanding adjusted for the effect of dilutive stock options and other equity awards. The following is a reconciliation of weighted average shares for the basic and diluted share computations (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Weighted average shares outstanding for basic net earnings per share	208.6	207.0	205.1
Effect of dilutive stock options and other equity awards	1.8	—	1.6

Weighted average shares outstanding for diluted net earnings per share	210.4	207.0	206.7

For the years ended December 31, 2021 and 2019, an average of 1.3 million options and 0.9 million options, respectively, to purchase shares of common stock were not included in the computation of diluted earnings per share as the exercise prices of these options were greater than the average market price of the common stock. Since we incurred a net loss in the year ended December 31, 2020, no dilutive stock options or other equity awards were included as diluted shares.